Exhibit 99.1

First NLC Securitization Trust 2005-4

Issuer

First NLC Securitization, Inc.

Depositor

DISCLAIMER

The issuer has filed a registration statement (including a prospectus) with the Securities and Exchange Commission (“SEC”) for the offering to which this communication relates with a file number of 333-127919. Before you invest, you should read the prospectus in that registration statement and other documents the issuer has filed with the SEC for more complete information about the issuer and this offering. You may get these documents for free by visiting EDGAR on the SEC web site at www.sec.gov. Alternatively, the issuer, any underwriter or any dealer participating in the offering will arrange to send you the prospectus if you request it by calling (703) 469-1225.

COMPUTATIONAL MATERIALS

This presentation contains tables and other statistical analyses (the “Computational Materials”). These Computational Materials have been prepared by Friedman, Billings, Ramsey & Co., Inc. (“FBR”) in reliance upon information furnished by the issuer of the securities and its affiliates. These Computational Materials are furnished to you solely by FBR and not by the issuer of the securities. They may not be provided to any third party other than the addressee’s legal, tax, financial and/or accounting advisors for the purposes of evaluating said material.

Numerous assumptions were used in preparing the Computational Materials which may or may not be reflected therein. As such, no assurance can be given as to the Computational Materials’ appropriateness in any particular context. In addition, no assurance can be given as to whether the Computational Materials and/or the assumptions upon which they are based reflect present market conditions or future market performance. These Computational Materials should not be construed as either projections or predictions or as legal, tax, financial or accounting advice.

Any weighted average lives, yields and principal payment periods shown in the Computational Materials are based on prepayment assumptions, and changes in such prepayment assumptions may dramatically affect such weighted average lives, yields and principal payment periods. In addition, it is possible that prepayments on the underlying assets will occur at rates slower or faster than the rates shown in the attached Computational Materials. Furthermore, unless otherwise provided, the Computational Materials assume no losses on the underlying assets and no interest shortfall.

If the Computational Materials were generated using a hypothetical group of mortgage loans, the specific characteristics of the securities may differ from those shown in the Computational Materials due to differences between the actual underlying assets and the hypothetical underlying assets used in preparing the Computational Materials. If these Computational Materials are based only on a statistical pool of mortgage loans expected to be included in the trust along with other mortgage loans on the closing date, the specific characteristics of these securities also may differ from those shown in the Computational Materials. A statistical pool may not necessarily represent a statistically relevant population, notwithstanding any contrary references herein. Although FBR believes the information with respect to the statistical pool will be representative of the final pool of mortgage loans, the collateral characteristics of the final pool may nonetheless vary from the collateral characteristics of the statistical pool. Certain mortgage loans contained in a statistical pool or the actual pool may be deleted from the final pool of mortgage loans delivered to the trust on the closing date.

FNLC 2005-4

Friedman Billings Ramsey

All records

Mortgage Rate (%)	Number of Mortgage Loans	Outstanding Principal Balance	Percent of Outstanding Principal Balance	Weighted Average Gross Coupon	Weighted Average Credit Score	Weighted Average Original LTV
5.001 - 5.500	3	1,273,494.35	0.16	5.500	666	80.00
5.501 - 6.000	44	11,425,447.76	1.48	5.903	673	79.40
6.001 - 6.500	293	71,792,689.68	9.27	6.360	661	77.37
6.501 - 7.000	689	158,244,074.42	20.44	6.839	652	78.98
7.001 - 7.500	727	164,051,190.96	21.19	7.302	640	79.46
7.501 - 8.000	752	152,886,638.27	19.75	7.792	615	80.79
8.001 - 8.500	455	79,982,870.03	10.33	8.296	597	81.54
8.501 - 9.000	379	60,147,138.43	7.77	8.782	579	81.85
9.001 - 9.500	201	25,189,891.03	3.25	9.296	582	85.06
9.501 - 10.000	201	19,487,289.16	2.52	9.796	613	90.76
10.001 - 10.500	151	10,270,251.17	1.33	10.264	656	97.50
10.501 - 11.000	127	7,535,179.10	0.97	10.798	643	97.76
11.001 - 11.500	63	3,309,652.18	0.43	11.304	644	99.30
11.501 - 12.000	56	2,963,152.13	0.38	11.798	636	99.37
12.001 - 12.500	93	4,123,239.53	0.53	12.241	625	99.95
12.501 - 13.000	28	1,400,466.54	0.18	12.768	636	99.75
13.001 - 13.500	2	57,794.43	0.01	13.152	622	99.60
13.501 - 14.000	3	137,630.00	0.02	13.671	641	100.00

Total:	4,267	774,278,089.17	100.00	7.684	629	81.03

Current Balance ($)	Number of Mortgage Loans	Outstanding Principal Balance	Percent of Outstanding Principal Balance	Weighted Average Gross Coupon	Weighted Average Credit Score	Weighted Average Original LTV
0.01 - 50,000.00	342	11,631,952.85	1.50	10.717	645	95.85
50,000.01 - 100,000.00	888	68,154,735.10	8.80	8.901	616	84.60
100,000.01 - 150,000.00	844	105,642,908.94	13.64	7.920	612	80.38
150,000.01 - 200,000.00	666	116,532,553.28	15.05	7.740	622	80.37
200,000.01 - 250,000.00	514	115,127,389.52	14.87	7.447	632	80.35
250,000.01 - 300,000.00	377	103,457,119.17	13.36	7.414	635	80.45
300,000.01 - 350,000.00	213	68,969,760.90	8.91	7.316	633	80.01
350,000.01 - 400,000.00	167	62,417,002.51	8.06	7.400	635	80.54
400,000.01 - 450,000.00	108	46,211,938.63	5.97	7.359	639	80.25
450,000.01 - 500,000.00	87	41,714,449.08	5.39	7.223	644	80.63
500,000.01 - 550,000.00	28	14,642,106.88	1.89	7.338	629	83.05
550,000.01 - 600,000.00	22	12,628,718.33	1.63	7.058	653	82.62
600,000.01 - 650,000.00	8	5,028,453.98	0.65	7.169	653	76.56
650,000.01 - 700,000.00	1	679,000.00	0.09	6.750	657	84.98
700,000.01 - 750,000.00	2	1,440,000.00	0.19	6.873	635	72.73

Total:	4,267	774,278,089.17	100.00	7.684	629	81.03

This Series Term Sheet, including the computational materials herein, was prepared solely by FBR, is intended for use by the addressee only, and may not be provided to any third party other than the addressee’s legal, tax, financial and/or accounting advisors for the purposes of evaluating such information. This information is furnished to you solely by FBR and not by the Depositor, the Issuer of the securities or any of their affiliates. FBR is acting as underwriter and not acting as agent for the Depositor, the Issuer or their affiliates in connection with the proposed transaction. This material is provided for information purposes only, and does not constitute an offer to sell, nor a solicitation of an offer to buy, the referenced securities. It does not purport to be all-inclusive or to contain all of the information that a prospective investor may require to make a full analysis of the transaction. All information contained herein is preliminary and it is anticipated that such information will change. The information contained herein supersedes information contained in any prior series termsheet for this transaction. In addition, the information contained herein will be superseded by information contained in the prospectus and prospectus supplement for this transaction and in any other material subsequently filed with the Securities and Exchange Commission. An offering may be made only through the delivery of the prospectus and prospectus supplement. Any investment decision with respect to the referenced securities should be made by you solely upon all of the information contained in the prospectus and prospectus supplements.

Friedman Billings Ramsey

FNLC 2005-4

Friedman Billings Ramsey

All records

Loan Type	Number of Mortgage Loans	Outstanding Principal Balance	Percent of Outstanding Principal Balance	Weighted Average Gross Coupon	Weighted Average Credit Score	Weighted Average Original LTV
ARM 2/28	883	181,678,905.62	23.46	7.683	613	80.25
ARM 3/27	1,033	172,477,467.70	22.28	7.874	604	80.09
ARM 2/28 60 Month IO	590	166,081,047.08	21.45	7.131	658	80.47
30 Year Fixed	769	94,651,028.17	12.22	8.091	628	81.53
ARM 3/27 60 Month IO	234	58,875,885.84	7.60	7.150	652	81.80
ARM 2/28 Balloon 40/30	105	26,165,349.09	3.38	7.520	619	79.90
Fixed 30 yr - Balloon 30/15	371	21,525,928.52	2.78	10.768	664	99.56
ARM 3/27 - Balloon 40/30	86	20,328,693.14	2.63	7.511	629	81.32
Fixed 30 yr - Balloon 40/30	39	8,451,869.15	1.09	7.713	619	78.31
30 Year Fixed 60 Month IO	35	8,189,843.64	1.06	7.000	666	77.98
ARM 5/25 60 Month IO	19	5,140,493.34	0.66	6.807	664	83.09
15 Year Fixed	44	4,616,000.87	0.60	7.650	617	74.31
20 Year Fixed	47	4,022,486.44	0.52	8.719	633	81.36
ARM 5/25	8	1,742,090.57	0.22	7.253	661	77.93
Fixed 10 yr	3	190,000.00	0.02	8.018	632	58.27
25 Year Fixed	1	141,000.00	0.02	7.990	607	100.00

Total:	4,267	774,278,089.17	100.00	7.684	629	81.03

Rate Type	Number of Mortgage Loans	Outstanding Principal Balance	Percent of Outstanding Principal Balance	Weighted Average Gross Coupon	Weighted Average Credit Score	Weighted Average Original LTV
Adjustable Fully Amortizing	2,767	585,995,890.15	75.68	7.520	628	80.44
Fixed Fully Amortizing	899	111,810,359.12	14.44	8.015	630	80.95
Adjustable Balloon	191	46,494,042.23	6.00	7.516	623	80.52
Fixed Balloon	410	29,977,797.67	3.87	9.907	651	93.57

Total:	4,267	774,278,089.17	100.00	7.684	629	81.03

Interest Only Terms (%)	Number of Mortgage Loans	Outstanding Principal Balance	Percent of Outstanding Principal Balance	Weighted Average Gross Coupon	Weighted Average Credit Score	Weighted Average Original LTV
0	3,389	535,990,819.27	69.22	7.933	616	81.14
60	878	238,287,269.90	30.78	7.124	657	80.77

Total:	4,267	774,278,089.17	100.00	7.684	629	81.03

Remaining Term (Months)	Number of Mortgage Loans	Outstanding Principal Balance	Percent of Outstanding Principal Balance	Weighted Average Gross Coupon	Weighted Average Credit Score	Weighted Average Original LTV
109 - 120	3	190,000.00	0.02	8.018	632	58.27
157 - 168	1	46,029.81	0.01	9.500	673	99.99
169 - 180	414	26,095,899.58	3.37	10.219	656	95.09
229 - 240	47	4,022,486.44	0.52	8.719	633	81.36
289 - 300	1	141,000.00	0.02	7.990	607	100.00
337 - 348	2	162,237.58	0.02	9.293	686	99.99
349 - 360	3,799	743,620,435.76	96.04	7.589	628	80.53

Total:	4,267	774,278,089.17	100.00	7.684	629	81.03

This Series Term Sheet, including the computational materials herein, was prepared solely by FBR, is intended for use by the addressee only, and may not be provided to any third party other than the addressee’s legal, tax, financial and/or accounting advisors for the purposes of evaluating such information. This information is furnished to you solely by FBR and not by the Depositor, the Issuer of the securities or any of their affiliates. FBR is acting as underwriter and not acting as agent for the Depositor, the Issuer or their affiliates in connection with the proposed transaction. This material is provided for information purposes only, and does not constitute an offer to sell, nor a solicitation of an offer to buy, the referenced securities. It does not purport to be all-inclusive or to contain all of the information that a prospective investor may require to make a full analysis of the transaction. All information contained herein is preliminary and it is anticipated that such information will change. The information contained herein supersedes information contained in any prior series termsheet for this transaction. In addition, the information contained herein will be superseded by information contained in the prospectus and prospectus supplement for this transaction and in any other material subsequently filed with the Securities and Exchange Commission. An offering may be made only through the delivery of the prospectus and prospectus supplement. Any investment decision with respect to the referenced securities should be made by you solely upon all of the information contained in the prospectus and prospectus supplements.

Friedman Billings Ramsey

FNLC 2005-4

Friedman Billings Ramsey

All records

Seasoning (Months)	Number of Mortgage Loans	Outstanding Principal Balance	Percent of Outstanding Principal Balance	Weighted Average Gross Coupon	Weighted Average Credit Score	Weighted Average Original LTV
0	2,137	375,842,844.00	48.54	7.847	629	81.35
1	1,126	221,895,104.72	28.66	7.480	628	79.51
2	545	107,819,366.33	13.93	7.466	630	81.36
3	201	31,748,675.67	4.10	7.645	629	82.50
4	150	21,245,242.25	2.74	7.905	620	83.61
5	61	10,193,425.41	1.32	7.565	620	83.47
6	9	1,180,319.08	0.15	8.568	594	82.94
7	13	2,191,833.82	0.28	7.757	637	87.89
8	4	323,062.93	0.04	8.720	620	86.59
9	3	236,009.18	0.03	9.891	622	99.74
10	12	1,056,900.78	0.14	9.692	672	97.29
11	3	337,037.61	0.04	9.755	685	99.71
12	2	122,010.68	0.02	9.578	667	100.00
13	1	86,256.71	0.01	9.000	706	99.99

Total:	4,267	774,278,089.17	100.00	7.684	629	81.03

Lien Position	Number of Mortgage Loans	Outstanding Principal Balance	Percent of Outstanding Principal Balance	Weighted Average Gross Coupon	Weighted Average Credit Score	Weighted Average Original LTV
1	3,620	736,331,431.41	95.10	7.529	627	80.07
2	647	37,946,657.76	4.90	10.696	661	99.60

Total:	4,267	774,278,089.17	100.00	7.684	629	81.03

Original CLTV (%)	Number of Mortgage Loans	Outstanding Principal Balance	Percent of Outstanding Principal Balance	Weighted Average Gross Coupon	Weighted Average Credit Score	Weighted Average Original CLTV
15.01 - 20.00	2	172,437.00	0.02	7.332	601	17.20
20.01 - 25.00	5	479,773.27	0.06	8.503	548	22.81
25.01 - 30.00	4	564,000.00	0.07	7.971	583	28.56
30.01 - 35.00	13	1,381,205.07	0.18	7.460	597	32.72
35.01 - 40.00	11	1,204,935.43	0.16	7.835	580	37.72
40.01 - 45.00	18	2,793,078.92	0.36	7.562	612	42.92
45.01 - 50.00	33	5,250,007.03	0.68	7.313	584	47.96
50.01 - 55.00	33	5,806,171.37	0.75	7.406	596	52.18
55.01 - 60.00	68	11,988,141.82	1.55	7.350	600	58.23
60.01 - 65.00	90	16,558,125.12	2.14	7.519	587	63.48
65.01 - 70.00	170	33,371,837.52	4.31	7.423	585	68.54
70.01 - 75.00	294	56,515,981.57	7.30	7.580	591	73.89
75.01 - 80.00	748	142,566,303.95	18.41	7.594	604	79.48
80.01 - 85.00	303	61,471,326.64	7.94	7.751	616	84.38
85.01 - 90.00	451	93,976,688.64	12.14	7.768	627	89.59
90.01 - 95.00	229	44,199,667.57	5.71	7.784	646	94.50
95.01 - 100.00	1,795	295,978,408.25	38.23	7.755	659	99.95

Total:	4,267	774,278,089.17	100.00	7.684	629	87.44

This Series Term Sheet, including the computational materials herein, was prepared solely by FBR, is intended for use by the addressee only, and may not be provided to any third party other than the addressee’s legal, tax, financial and/or accounting advisors for the purposes of evaluating such information. This information is furnished to you solely by FBR and not by the Depositor, the Issuer of the securities or any of their affiliates. FBR is acting as underwriter and not acting as agent for the Depositor, the Issuer or their affiliates in connection with the proposed transaction. This material is provided for information purposes only, and does not constitute an offer to sell, nor a solicitation of an offer to buy, the referenced securities. It does not purport to be all-inclusive or to contain all of the information that a prospective investor may require to make a full analysis of the transaction. All information contained herein is preliminary and it is anticipated that such information will change. The information contained herein supersedes information contained in any prior series termsheet for this transaction. In addition, the information contained herein will be superseded by information contained in the prospectus and prospectus supplement for this transaction and in any other material subsequently filed with the Securities and Exchange Commission. An offering may be made only through the delivery of the prospectus and prospectus supplement. Any investment decision with respect to the referenced securities should be made by you solely upon all of the information contained in the prospectus and prospectus supplements.

Friedman Billings Ramsey

FNLC 2005-4

Friedman Billings Ramsey

All records

FICO Score	Number of Mortgage Loans	Outstanding Principal Balance	Percent of Outstanding Principal Balance	Weighted Average Gross Coupon	Weighted Average Credit Score	Weighted Average Original LTV
500 - 519	181	27,181,648.46	3.51	8.525	509	72.49
520 - 539	213	34,723,241.24	4.48	8.433	530	74.79
540 - 559	274	47,821,259.39	6.18	8.224	549	76.76
560 - 579	265	44,906,877.09	5.80	7.993	570	78.57
580 - 599	342	65,213,554.10	8.42	7.800	590	83.02
600 - 619	514	91,600,117.24	11.83	7.696	609	81.39
620 - 639	754	128,687,625.88	16.62	7.785	630	81.69
640 - 659	590	114,205,473.95	14.75	7.457	649	81.84
660 - 679	456	85,397,307.56	11.03	7.359	669	82.46
680 - 699	273	53,953,188.78	6.97	7.224	689	83.13
700 - 719	167	34,006,367.01	4.39	7.306	709	83.62
720 - 739	121	23,360,027.72	3.02	7.210	729	83.36
740 - 759	61	11,264,506.45	1.45	7.374	750	83.11
760 - 779	34	6,990,814.60	0.90	7.309	769	82.45
780 - 799	16	3,436,650.00	0.44	7.350	787	81.58
800 - 819	6	1,529,429.70	0.20	7.259	805	85.44

Total:	4,267	774,278,089.17	100.00	7.684	629	81.03

Min: 500
Max: 813
Weighted Average: 629

Use of Proceeds	Number of Mortgage Loans	Outstanding Principal Balance	Percent of Outstanding Principal Balance	Weighted Average Gross Coupon	Weighted Average Credit Score	Weighted Average Original LTV
Cashout	2,396	449,676,691.45	58.08	7.647	611	79.39
Purchase	1,771	309,085,302.42	39.92	7.728	655	83.31
Rate/Term Refinance	100	15,516,095.30	2.00	7.884	616	82.99

Total:	4,267	774,278,089.17	100.00	7.684	629	81.03

Property Type	Number of Mortgage Loans	Outstanding Principal Balance	Percent of Outstanding Principal Balance	Weighted Average Gross Coupon	Weighted Average Credit Score	Weighted Average Original LTV
Single Family	3,602	649,594,637.02	83.90	7.657	625	80.97
Condo	242	38,460,774.42	4.97	7.833	643	80.67
Duplex	136	28,905,277.12	3.73	7.752	646	81.04
Townhouse	156	28,422,982.59	3.67	7.629	642	82.06
3-4 Unit	123	27,844,270.03	3.60	8.083	669	81.88
Row Home	4	473,710.23	0.06	7.255	616	81.53
Manufactured	3	470,096.42	0.06	7.540	563	67.54
PUD	1	106,341.34	0.01	12.190	659	100.00

Total:	4,267	774,278,089.17	100.00	7.684	629	81.03

Documentation Type	Number of Mortgage Loans	Outstanding Principal Balance	Percent of Outstanding Principal Balance	Weighted Average Gross Coupon	Weighted Average Credit Score	Weighted Average Original LTV
Stated	2,251	440,987,385.51	56.95	7.755	642	81.07
Full	1,996	331,582,082.32	42.82	7.577	611	80.88
NIV	20	1,708,621.34	0.22	9.850	663	98.33

Total:	4,267	774,278,089.17	100.00	7.684	629	81.03

This Series Term Sheet, including the computational materials herein, was prepared solely by FBR, is intended for use by the addressee only, and may not be provided to any third party other than the addressee’s legal, tax, financial and/or accounting advisors for the purposes of evaluating such information. This information is furnished to you solely by FBR and not by the Depositor, the Issuer of the securities or any of their affiliates. FBR is acting as underwriter and not acting as agent for the Depositor, the Issuer or their affiliates in connection with the proposed transaction. This material is provided for information purposes only, and does not constitute an offer to sell, nor a solicitation of an offer to buy, the referenced securities. It does not purport to be all-inclusive or to contain all of the information that a prospective investor may require to make a full analysis of the transaction. All information contained herein is preliminary and it is anticipated that such information will change. The information contained herein supersedes information contained in any prior series termsheet for this transaction. In addition, the information contained herein will be superseded by information contained in the prospectus and prospectus supplement for this transaction and in any other material subsequently filed with the Securities and Exchange Commission. An offering may be made only through the delivery of the prospectus and prospectus supplement. Any investment decision with respect to the referenced securities should be made by you solely upon all of the information contained in the prospectus and prospectus supplements.

Friedman Billings Ramsey

FNLC 2005-4

Friedman Billings Ramsey

All records

Occupancy Type	Number of Mortgage Loans	Outstanding Principal Balance	Percent of Outstanding Principal Balance	Weighted Average Gross Coupon	Weighted Average Credit Score	Weighted Average Original LTV
Owner Occupied	4,118	750,172,387.79	96.89	7.681	628	81.09
Non-Owner Occupied	149	24,105,701.38	3.11	7.780	654	79.02

Total:	4,267	774,278,089.17	100.00	7.684	629	81.03

Loan Grade	Number of Mortgage Loans	Outstanding Principal Balance	Percent of Outstanding Principal Balance	Weighted Average Gross Coupon	Weighted Average Credit Score	Weighted Average Original LTV
A	2,479	463,043,067.66	59.80	7.473	666	82.33
B	1,250	224,874,045.76	29.04	7.839	590	80.91
C	538	86,360,975.75	11.15	8.409	528	74.36

Total:	4,267	774,278,089.17	100.00	7.684	629	81.03

This Series Term Sheet, including the computational materials herein, was prepared solely by FBR, is intended for use by the addressee only, and may not be provided to any third party other than the addressee’s legal, tax, financial and/or accounting advisors for the purposes of evaluating such information. This information is furnished to you solely by FBR and not by the Depositor, the Issuer of the securities or any of their affiliates. FBR is acting as underwriter and not acting as agent for the Depositor, the Issuer or their affiliates in connection with the proposed transaction. This material is provided for information purposes only, and does not constitute an offer to sell, nor a solicitation of an offer to buy, the referenced securities. It does not purport to be all-inclusive or to contain all of the information that a prospective investor may require to make a full analysis of the transaction. All information contained herein is preliminary and it is anticipated that such information will change. The information contained herein supersedes information contained in any prior series termsheet for this transaction. In addition, the information contained herein will be superseded by information contained in the prospectus and prospectus supplement for this transaction and in any other material subsequently filed with the Securities and Exchange Commission. An offering may be made only through the delivery of the prospectus and prospectus supplement. Any investment decision with respect to the referenced securities should be made by you solely upon all of the information contained in the prospectus and prospectus supplements.

Friedman Billings Ramsey

FNLC 2005-4

Friedman Billings Ramsey

All records

Geographic Distribution	Number of Mortgage Loans	Outstanding Principal Balance	Percent of Outstanding Principal Balance	Weighted Average Gross Coupon	Weighted Average Credit Score	Weighted Average Original LTV
California	830	224,086,776.85	28.94	7.411	639	79.55
Florida	791	132,408,430.25	17.10	7.749	630	80.63
Illinois	531	96,714,882.06	12.49	7.663	633	82.12
Maryland	190	40,314,614.10	5.21	7.509	622	79.97
Massachusetts	104	23,436,202.09	3.03	7.705	642	82.16
Texas	225	22,798,668.12	2.94	7.913	607	81.24
Arizona	132	21,850,550.45	2.82	7.662	624	81.42
Virginia	96	20,620,051.71	2.66	7.788	620	80.91
Michigan	176	20,300,571.94	2.62	8.388	611	84.62
New Jersey	76	16,503,014.09	2.13	7.803	619	80.31
Pennsylvania	133	16,147,720.02	2.09	8.044	599	82.08
Nevada	73	13,362,483.27	1.73	7.481	633	81.22
Washington	74	13,324,469.21	1.72	7.657	607	81.99
New York	44	12,388,200.33	1.60	7.518	620	79.55
North Carolina	105	11,749,394.70	1.52	8.095	612	84.88
Wisconsin	100	11,562,326.19	1.49	8.415	615	83.49
Georgia	89	10,564,521.66	1.36	8.131	603	82.91
Rhode Island	54	9,736,007.61	1.26	8.017	648	81.70
Oregon	45	7,848,142.43	1.01	7.306	631	81.41
Tennessee	70	7,625,805.01	0.98	8.320	612	85.14
Indiana	73	6,548,593.39	0.85	8.464	608	86.79
Minnesota	36	5,880,865.92	0.76	7.957	616	84.55
Connecticut	31	5,596,753.80	0.72	8.008	630	80.85
Ohio	41	4,162,922.38	0.54	8.121	612	85.49
Colorado	34	3,947,969.94	0.51	7.767	625	83.80
Hawaii	12	3,761,443.00	0.49	6.717	670	70.36
Missouri	20	1,917,281.40	0.25	8.461	589	82.95
Kentucky	13	1,464,690.76	0.19	8.410	592	85.31
Idaho	12	1,405,883.21	0.18	8.175	592	83.70
Utah	9	1,080,700.74	0.14	7.781	636	82.94
Nebraska	13	1,067,809.50	0.14	8.728	615	85.70
Kansas	5	752,500.00	0.10	8.765	628	87.51
Iowa	6	684,474.15	0.09	8.940	596	87.01
Delaware	4	631,400.00	0.08	7.953	645	82.24
New Hampshire	3	493,477.55	0.06	7.547	621	73.06
Louisiana	4	452,600.00	0.06	8.548	591	84.62
New Mexico	4	435,192.86	0.06	7.056	599	75.50
Oklahoma	2	177,344.40	0.02	7.509	596	84.47
South Carolina	3	164,454.08	0.02	10.863	612	90.42
Arkansas	1	134,300.00	0.02	7.990	560	67.15
South Dakota	2	110,000.00	0.01	7.502	709	84.00
Wyoming	1	64,600.00	0.01	9.500	571	95.00

Total:	4,267	774,278,089.17	100.00	7.684	629	81.03

Prepayment Penalty Term (Months)	Number of Mortgage Loans	Outstanding Principal Balance	Percent of Outstanding Principal Balance	Weighted Average Gross Coupon	Weighted Average Credit Score	Weighted Average Original LTV
0	1,398	221,250,244.03	28.58	7.899	626	82.06
12	235	55,933,948.81	7.22	7.643	638	80.84
24	1,247	277,213,260.24	35.80	7.436	633	80.39
36	1,387	219,880,636.09	28.40	7.790	623	80.83

Total:	4,267	774,278,089.17	100.00	7.684	629	81.03

This Series Term Sheet, including the computational materials herein, was prepared solely by FBR, is intended for use by the addressee only, and may not be provided to any third party other than the addressee’s legal, tax, financial and/or accounting advisors for the purposes of evaluating such information. This information is furnished to you solely by FBR and not by the Depositor, the Issuer of the securities or any of their affiliates. FBR is acting as underwriter and not acting as agent for the Depositor, the Issuer or their affiliates in connection with the proposed transaction. This material is provided for information purposes only, and does not constitute an offer to sell, nor a solicitation of an offer to buy, the referenced securities. It does not purport to be all-inclusive or to contain all of the information that a prospective investor may require to make a full analysis of the transaction. All information contained herein is preliminary and it is anticipated that such information will change. The information contained herein supersedes information contained in any prior series termsheet for this transaction. In addition, the information contained herein will be superseded by information contained in the prospectus and prospectus supplement for this transaction and in any other material subsequently filed with the Securities and Exchange Commission. An offering may be made only through the delivery of the prospectus and prospectus supplement. Any investment decision with respect to the referenced securities should be made by you solely upon all of the information contained in the prospectus and prospectus supplements.

Friedman Billings Ramsey

FNLC 2005-4

Friedman Billings Ramsey

All records

Margin (%) - ARM Only	Number of Mortgage Loans	Outstanding Principal Balance	Percent of Outstanding Principal Balance	Weighted Average Gross Coupon	Weighted Average Credit Score	Weighted Average Original LTV
3.001 - 3.500	11	1,969,581.39	0.31	8.012	581	79.29
3.501 - 4.000	60	10,978,074.50	1.74	7.151	621	80.11
4.001 - 4.500	12	2,717,959.25	0.43	6.417	646	82.79
4.501 - 5.000	21	6,593,445.16	1.04	6.360	651	77.76
5.001 - 5.500	69	20,428,392.32	3.23	6.445	661	78.77
5.501 - 6.000	237	58,374,033.49	9.23	6.836	650	79.33
6.001 - 6.500	521	131,053,941.13	20.72	7.004	646	79.81
6.501 - 7.000	640	149,405,782.82	23.62	7.319	641	80.21
7.001 - 7.500	497	105,621,128.87	16.70	7.734	619	80.22
7.501 - 8.000	409	70,803,300.84	11.19	8.213	599	81.01
8.001 - 8.500	284	45,717,527.95	7.23	8.687	587	83.67
8.501 - 9.000	160	23,783,443.43	3.76	9.111	566	82.65
9.001 - 9.500	30	4,506,818.89	0.71	9.493	564	84.69
9.501 - 10.000	5	435,172.08	0.07	10.027	573	82.62
10.001 - 10.500	2	101,330.26	0.02	10.516	554	82.47

Total:	2,958	632,489,932.38	100.00	7.520	627	80.45

Maximum Mortgage Rate (%) ARM Only	Number of Mortgage Loans	Outstanding Principal Balance	Percent of Outstanding Principal Balance	Weighted Average Gross Coupon	Weighted Average Credit Score	Weighted Average Original LTV
8.501 - 9.000	1	177,650.00	0.03	8.850	542	85.00
11.001 - 11.500	2	531,477.84	0.08	5.737	667	80.00
11.501 - 12.000	8	2,511,919.10	0.40	5.864	659	81.96
12.001 - 12.500	20	6,323,498.05	1.00	6.276	664	78.97
12.501 - 13.000	84	22,543,647.93	3.56	6.507	664	79.45
13.001 - 13.500	258	66,176,203.86	10.46	6.528	656	78.40
13.501 - 14.000	535	128,696,375.14	20.35	6.911	649	79.84
14.001 - 14.500	580	135,531,226.06	21.43	7.327	640	79.95
14.501 - 15.000	604	126,362,345.11	19.98	7.804	616	80.80
15.001 - 15.500	357	65,319,721.90	10.33	8.297	598	81.41
15.501 - 16.000	302	50,063,774.11	7.92	8.789	578	82.07
16.001 - 16.500	130	18,592,619.97	2.94	9.284	572	84.55
16.501 - 17.000	57	7,893,396.93	1.25	9.762	561	84.17
17.001 - 17.500	14	1,428,437.65	0.23	10.209	586	88.73
17.501 - 18.000	6	337,638.73	0.05	10.668	551	84.24

Total:	2,958	632,489,932.38	100.00	7.520	627	80.45

Minimum Mortgage Rate (%) ARM Only	Number of Mortgage Loans	Outstanding Principal Balance	Percent of Outstanding Principal Balance	Weighted Average Gross Coupon	Weighted Average Credit Score	Weighted Average Original LTV
5.001 - 5.500	3	1,273,494.35	0.20	5.500	666	80.00
5.501 - 6.000	41	10,743,310.53	1.70	5.899	673	79.43
6.001 - 6.500	239	60,122,560.28	9.51	6.350	661	78.00
6.501 - 7.000	546	132,739,379.67	20.99	6.840	652	79.70
7.001 - 7.500	604	143,938,532.22	22.76	7.300	641	79.92
7.501 - 8.000	631	134,260,738.15	21.23	7.793	616	80.90
8.001 - 8.500	369	68,607,865.23	10.85	8.293	596	81.52
8.501 - 9.000	310	51,638,619.15	8.16	8.781	577	81.95
9.001 - 9.500	134	19,001,588.38	3.00	9.287	574	84.58
9.501 - 10.000	61	8,397,768.04	1.33	9.762	560	83.95
10.001 - 10.500	14	1,428,437.65	0.23	10.209	586	88.73
10.501 - 11.000	6	337,638.73	0.05	10.668	551	84.24

Total:	2,958	632,489,932.38	100.00	7.520	627	80.45

This Series Term Sheet, including the computational materials herein, was prepared solely by FBR, is intended for use by the addressee only, and may not be provided to any third party other than the addressee’s legal, tax, financial and/or accounting advisors for the purposes of evaluating such information. This information is furnished to you solely by FBR and not by the Depositor, the Issuer of the securities or any of their affiliates. FBR is acting as underwriter and not acting as agent for the Depositor, the Issuer or their affiliates in connection with the proposed transaction. This material is provided for information purposes only, and does not constitute an offer to sell, nor a solicitation of an offer to buy, the referenced securities. It does not purport to be all-inclusive or to contain all of the information that a prospective investor may require to make a full analysis of the transaction. All information contained herein is preliminary and it is anticipated that such information will change. The information contained herein supersedes information contained in any prior series termsheet for this transaction. In addition, the information contained herein will be superseded by information contained in the prospectus and prospectus supplement for this transaction and in any other material subsequently filed with the Securities and Exchange Commission. An offering may be made only through the delivery of the prospectus and prospectus supplement. Any investment decision with respect to the referenced securities should be made by you solely upon all of the information contained in the prospectus and prospectus supplements.

Friedman Billings Ramsey

FNLC 2005-4

Friedman Billings Ramsey

All records

Initial Rate Cap (%) ARM Only	Number of Mortgage Loans	Outstanding Principal Balance	Percent of Outstanding Principal Balance	Weighted Average Gross Coupon	Weighted Average Credit Score	Weighted Average Original LTV
1.000	1	94,879.22	0.02	8.590	537	84.12
1.500	4	596,776.88	0.09	9.002	605	87.99
2.000	2	265,449.26	0.04	9.543	576	86.44
3.000	2,950	631,101,893.89	99.78	7.517	627	80.44
5.000	1	430,933.13	0.07	7.550	649	75.00

Total:	2,958	632,489,932.38	100.00	7.520	627	80.45

Subsequent Rate Cap (%) ARM Only	Number of Mortgage Loans	Outstanding Principal Balance	Percent of Outstanding Principal Balance	Weighted Average Gross Coupon	Weighted Average Credit Score	Weighted Average Original LTV
1.000	199	53,485,794.34	8.46	7.293	631	80.58
1.500	2,758	578,698,333.17	91.50	7.540	627	80.43
6.000	1	305,804.87	0.05	8.250	544	90.00

Total:	2,958	632,489,932.38	100.00	7.520	627	80.45

Months to Next Adjustment Date	Number of Mortgage Loans	Outstanding Principal Balance	Percent of Outstanding Principal Balance	Weighted Average Gross Coupon	Weighted Average Credit Score	Weighted Average Original LTV
17 - 21	130	28,991,228.42	4.58	7.153	634	81.28
22 - 26	1,448	344,934,073.37	54.54	7.449	633	80.25
27 - 31	30	5,985,138.43	0.95	7.490	626	81.97
32 - 36	1,323	245,696,908.25	38.85	7.680	617	80.55
52 - 56	1	188,000.00	0.03	6.250	582	70.94
57 - 61	26	6,694,583.91	1.06	6.938	666	82.09

Total:	2,958	632,489,932.38	100.00	7.520	627	80.45

This Series Term Sheet, including the computational materials herein, was prepared solely by FBR, is intended for use by the addressee only, and may not be provided to any third party other than the addressee’s legal, tax, financial and/or accounting advisors for the purposes of evaluating such information. This information is furnished to you solely by FBR and not by the Depositor, the Issuer of the securities or any of their affiliates. FBR is acting as underwriter and not acting as agent for the Depositor, the Issuer or their affiliates in connection with the proposed transaction. This material is provided for information purposes only, and does not constitute an offer to sell, nor a solicitation of an offer to buy, the referenced securities. It does not purport to be all-inclusive or to contain all of the information that a prospective investor may require to make a full analysis of the transaction. All information contained herein is preliminary and it is anticipated that such information will change. The information contained herein supersedes information contained in any prior series termsheet for this transaction. In addition, the information contained herein will be superseded by information contained in the prospectus and prospectus supplement for this transaction and in any other material subsequently filed with the Securities and Exchange Commission. An offering may be made only through the delivery of the prospectus and prospectus supplement. Any investment decision with respect to the referenced securities should be made by you solely upon all of the information contained in the prospectus and prospectus supplements.

Friedman Billings Ramsey